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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - November 7, 2001

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Pennsylvania                                0-16276                          23-2449551
         ----------------------                   ----------------------             ----------------------
      State or other jurisdiction                    (Commission File                    (IRS Employer
           of incorporation)                             Number)                     Identification Number)


                  101 North Pointe Boulevard
                   Lancaster, Pennsylvania                                            17601-4133
             ------------------------------------                        -----------------------------------
           (Address of principal executive offices)                                   (Zip Code)
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Registrant's telephone number including area code: (717) 581-6030

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 5. OTHER EVENTS.

Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

    99.1 The Slide Presentation (as described below)

    99.2 Financial table (as described below)

    99.3 Fact Sheet (as described below)

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD. DISCLOSURE.

On November 7, 2001, Sterling Financial Corporation conducted a presentation at the Mid-Atlantic 2001 Super-Community Bank Conference in Baltimore, Maryland, to discuss the
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corporation's financial results, and future financial and operational goals and expectations. The slide presentation reviewed by the corporation at the meeting is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additionally, summary financial information pertaining to financial data, operating ratios, asset quality, earnings per share and market statistic information was handed out to participants at the Conference. This information provided to participants is attached as Exhibit 99.2 and 99.3 to this report and is incorporated herein by reference.

The information presented at the Conference may contain, among other things, certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the corporation, including, without limitation, (i) statements relating to certain of the corporation's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", expects", "anticipates", "estimates", "intends", "plans",
"targets" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the corporation's control). The following factors, among others, could cause the corporation's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which the corporation conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the corporation's loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on the corporation's capital markets and capital management activities, including, without limitation, equity and debt underwriting activities, investment and wealth management advisory businesses, and brokerage activities; (5) the timely development of competitive new products and services by the corporation and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by the corporation; (7) the willingness of customers to substitute competitors' products and services for the corporation's products and services and vice versa; (8) the impact of changes in financial services' law and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructuring, acquisitions and/or dispositions, including, without imitation, the actual restructuring and other charges related thereto and the failure to achieve the expected gains, revenue growth and/or expense savings from such corporate restructuring, acquisitions and/or dispositions; (12) the growth and profitability of the corporation's noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings; (14) the impact of changes in accounting policies by the Securities and Exchange Commission; (15) adverse changes in the financial performance and/or condition of the corporation's borrowers which could impact the repayment
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of such borrowers' outstanding loans; and (16) the success of the corporation at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the corporation with the Securities and Exchange Commission.

The financial information in this disclosure on Form 8-K and in the attached
Exhibits is based upon unaudited financial statements and is subject to year-end audit review and revision.

The corporation cautions that the foregoing list of factors is not exclusive.
The corporation does not intend to update any forward-looking statement, whether written or oral, relating to the matters presented at the Mid-Atlantic 2001
Super-Community Banking Conference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         STERLING FINANCIAL CORPORATION
                                  (Registrant)

Dated:  November 7, 2001                /s/ John E. Stefan
        -----------------------         ----------------------------------------
                                        John E. Stefan,
                                        Chairman, President and Chief Executive
                                        Officer

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